FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Increased volatility was a common theme in most markets during the first fiscal quarter1, and the preferred securities market was no exception. Total return2 on net asset value (“NAV”) was -2.6% for the quarter, while total return on market price was 4.9%.

As we mentioned in our last letter, markets entered a new phase with “liftoff” in December. The Federal Reserve’s 0.25% hike in short-term interest rates was its first step in slowly removing unprecedented levels of monetary accommodation. However, other parts of the world, notably Europe and Japan, are still easing monetary policy by increasing quantitative easing (QE) programs and pushing short-term interest rates into negative territory. With concerns over economic growth in China adding to the equation, investors are struggling to figure out how all the pieces fit together going forward. Understandably, markets are factoring in a possibility of policy mistakes along the way, as these are uncharted territories for everyone. The result has been increased volatility in most markets, including commodities (oil, natural gas, and metals), stocks, U.S. Treasuries, corporate bonds, and preferred securities.

Reduced probabilities for future rate increases in the U.S., and negative rates in some regions, triggered an absolute rout in bank common stocks – with the average U.S. bank stock returning -20% during the fiscal period. Preferred securities fared much better but cheapened in sympathy (as did more-senior bank securities). Bank earnings should benefit from higher interest rates, but any upside to future earnings that investors had been hoping for (and pricing into stock prices) has been scaled back from earlier projections.

European bank common stocks were among the worst performers, and this had a related impact on the contingent capital securities market (these “CoCos” are the non-U.S. version of preferreds). Deutsche Bank was in the headlines yet again – this time with concerns about its ability to pay coupons on CoCos and preferred securities. The market reacted very negatively, and CoCo prices were dragged down substantially across the board. Once again, U.S. preferreds fared better but still cheapened in sympathy.

There is a lot for investors in all markets to consider, but as it relates to preferreds, we suggest taking a step back to reflect on a longer-term view of favorable fundamentals.

Bank earnings are certainly important to investors, since dividends are paid out of earnings and profits. However, growth in earnings, while critical to common stock valuation, is not a critical determinant of creditworthiness and preferred-stock valuation. We focus much more on a bank’s capital – on its ability to absorb losses while still being able to pay preferred dividends – than on earnings growth. On this front, the news is positive as the common equity capital at banks in which we invest continues to build, which supports debt and preferred stock that are senior to common equity.

~~[1]~~	December 1, 2015 – February 29, 2016
[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

Low interest rates will have mixed implications for both issuers of and investors in preferred securities, but overall they should benefit prices of preferred securities as a global search for yield continues. We also believe recent concerns around CoCos (which represented 1.6% of the Fund as of period end) will turn out to be noise, as issuers and regulators consider CoCos a necessary market that they are loath to damage by not paying coupons.

Global economic recovery will be slow, and policy mistakes are likely to be made. As we have said before, income (coupons) can make up for quite a bit of principal change over time – and preferreds continue to offer higher yields than many other fixed-income securities. While volatility may be with us for some time, and the ride may be bumpy, we believe total returns will be competitive over time for preferred investors.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

March 31, 2016

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

February 29, 2016 (Unaudited)

Fund Statistics

Net Asset Value	$19.43

Market Price	$19.96

Premium	2.73%

Yield on Market Price	8.18%

Common Stock Shares Outstanding	9,906,353

Moody’s Ratings*	% of Net Assets†

A	1.5%

BBB	67.9%

BB	20.5%

Below “BB”	1.0%

Not Rated**	6.8%

Below Investment Grade***	22.0%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 2.3%.
***	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.5%

JPMorgan Chase	4.9%

HSBC PLC	4.7%

Wells Fargo & Company	4.3%

MetLife	4.1%

M&T Bank Corporation	3.8%

Fifth Third Bancorp	3.8%

PNC Financial Services Group	3.8%

Citigroup	3.3%

Axis Capital Holdings Ltd	3.0%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	60%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 92.5%
	Banking — 48.6%
6,700	Astoria Financial Corp., 6.50%, Series C	$174,619	*
$5,530,000	Bank of America Corporation, 8.00%, Series K	5,536,913	*(1)
	Barclays Bank PLC:
81,750	7.10%, Series 3	2,043,750	**(3)
8,800	7.75%, Series 4	224,224	**(3)
121,112	8.125%, Series 5	3,107,734	**(1)(3)
$5,100,000	BNP Paribas, 7.375%, 144A****	4,774,875	**(3)
6,100	Capital One Financial Corporation, 6.70%, Series D	162,031	*
	Citigroup, Inc.:
214,568	6.875%, Series K	5,712,873	*(1)
155,338	7.125%, Series J	4,140,736	*(1)
	CoBank ACB:
19,000	6.125%, Series G, 144A****	1,800,845	*
10,000	6.20%, Series H, 144A****	1,003,125	*
25,000	6.25%, Series F, 144A****	2,578,125	*(1)
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(4)(5)††
17,939	Cullen/Frost Bankers, Inc., 5.375%, Series A	443,431	*
400,125	Fifth Third Bancorp, 6.625%, Series I	11,341,063	*(1)
	First Horizon National Corporation:
875	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	583,160	*
3	FT Real Estate Securities Company, 9.50%, 144A****	3,907,500
140,750	First Niagara Financial Group, Inc., 8.625%, Series B	3,721,078	*(1)
24,645	First Republic Bank, 6.70%, Series A	651,552	*
	Goldman Sachs Group:
$390,000	5.70%, Series L	373,912	*
60,000	6.375%, Series K	1,594,800	*(1)
	HSBC PLC:
$1,400,000	HSBC Capital Funding LP, 10.176%, 144A****	2,032,030	(1)(2)(3)
189,000	HSBC Holdings PLC, 8.00%, Series 2	4,860,853	**(1)(3)
154,391	HSBC USA, Inc., 6.50%, Series H	3,874,257	*(1)
	ING Groep NV:
30,000	6.375%	753,000	**(3)
50,000	7.05%	1,295,315	**(3)
31,425	7.20%	819,014	**(3)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$750,000	6.00%, Series R	$744,375	*
61,469	6.70%, Series T	1,670,113	*(1)
$4,791,000	6.75%, Series S	5,084,449	*(1)
$7,000,000	7.90%, Series I	6,991,250	*(1)
	M&T Bank Corporation:
$3,500,000	6.450%, Series E	3,692,500	*(1)
$7,648,000	6.875%, Series D, 144A****	7,681,651	*(1)
	Morgan Stanley:
85,000	6.875%, Series F	2,296,700	*(1)
86,900	7.125%, Series E	2,446,782	*(1)
	PNC Financial Services Group, Inc.:
277,045	6.125%, Series P	7,861,152	*(1)
$3,150,000	6.75%, Series O	3,373,650	*(1)
$2,515,000	RaboBank Nederland, 11.00%, 144A****	2,977,659	(1)(2)(3)
	Royal Bank of Scotland Group PLC:
10,000	6.60%, Series S	242,700	**(3)
89,774	7.25%, Series T	2,251,532	**(3)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00%, Series A, 144A****	3,761,250
157,400	State Street Corporation, 5.90%, Series D	4,151,425	*(1)
63,000	US Bancorp, 6.50%, Series F	1,825,034	*(1)
86,400	Webster Financial Corporation, 6.40%, Series E	2,246,400	*
	Wells Fargo & Company:
81,100	5.85%, Series Q	2,075,657	*(1)
$1,250,000	5.875%, Series U	1,325,062	*(1)(2)
106,200	6.625%, Series R	3,023,514	*(1)
$1,458,000	7.98%, Series K	1,501,740	*(1)
169,700	8.00%, Series J	4,740,994	*(1)
	Zions Bancorporation:
5,000	6.30%, Series G	125,312	*
$1,500,000	7.20%, Series J	1,533,750	*(1)
125,000	7.90%, Series F	3,310,000	*(1)

		144,460,466

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 1.1%
	HSBC PLC:
128,497	HSBC Finance Corporation, 6.36%, Series B	$3,220,456	*(1)

		3,220,456

	Insurance — 24.7%
146,144	Allstate Corp., 6.625%, Series E	4,023,534	*(1)
$1,875,000	Aon Corporation, 8.205% 01/01/27	2,282,813	(1)(2)
80,000	Arch Capital Group, Ltd., 6.75%, Series C	2,152,504	**(1)(3)
	Aspen Insurance Holdings Ltd.:
10,000	5.95%	258,625	**(3)
5,000	7.25%	132,188	**(3)
26,683	7.401%	652,901	**(3)
$620,000	AXA SA, 6.379%, 144A****	645,699	**(1)(2)(3)
343,250	Axis Capital Holdings Ltd., 6.875%, Series C	9,053,219	**(1)(3)
	Chubb Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,205,650	(1)(2)(3)
210,000	Delphi Financial Group, 7.376% 05/15/37	5,236,875	(1)(2)
	Endurance Specialty Holdings:
20,000	6.35%, Series C	525,400	**(3)
39,000	7.50%, Series B	990,846	**(1)(3)
$3,325,000	Everest Re Holdings, 6.60% 05/15/37	2,867,812	(1)(2)
7,500	Hartford Financial Services Group, Inc., 7.875%	239,531
$8,600,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	12,491,500	(1)(2)
	MetLife:
$3,130,000	MetLife, Inc., 10.75% 08/01/39	4,632,400	(1)(2)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	660,665	(1)(2)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	6,948,838	(1)(2)
	PartnerRe Ltd.:
33,950	5.875%, Series F	882,700	**(3)
110,200	7.25%, Series E	3,175,138	**(1)(3)
$704,000	Prudential Financial, Inc., 5.625% 06/15/43	696,432	(1)(2)
$4,333,000	QBE Insurance:
	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	4,733,802	(1)(2)(3)
	Unum Group:
$2,490,000	Provident Financing Trust I, 7.405% 03/15/38	2,873,233	(1)(2)
	XL Group PLC:
$7,200,000	XL Capital Ltd., 6.50%, Series E	5,058,000	(1)(2)(3)

		73,420,305

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 11.4%
33,700	Baltimore Gas & Electric Company, 6.70%, Series 1993	$3,432,136	*
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,315,399	(1)(2)
$2,650,000	Dominion Resources, Inc., 7.50% 06/30/66	2,226,000	(1)(2)
70,791	Georgia Power Company, 6.50%, Series 2007A	7,426,422	*
17,800	Indianapolis Power & Light Company, 5.65%	1,821,163	*(1)
107,233	Integrys Energy Group, Inc., 6.00%	2,741,144	(1)
	Nextera Energy:
$1,997,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,507,735	(1)(2)
$1,500,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	1,432,500	(1)(2)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	2,589,801	(1)(2)
$3,900,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	2,837,250	(1)(2)
44,864	Southern California Edison Co., 6.50%, Series D	4,612,580	*(1)

		33,942,130

	Energy — 2.5%
$750,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	401,250
$9,485,000	Enbridge Energy Partners LP, 8.05% 10/01/37	6,473,512	(1)(2)
$750,000	Enterprise Products Operating L.P., 8.375% 08/01/66, Series A	564,375	(1)

		7,439,137

	Real Estate Investment Trust (REIT) — 2.4%
2,500	Equity CommonWealth, 7.25%, Series E	63,047
	National Retail Properties, Inc.:
35,000	5.70%, Series E	894,688
22,970	6.625%, Series D	595,784
	PS Business Parks, Inc.:
6,698	5.70%, Series V	172,473
7,128	5.75%, Series U	179,412
64,900	6.45%, Series S	1,681,319	(1)(2)
26,200	Public Storage, 6.375%, Series Y	732,783
65,289	Realty Income Corporation, 6.625%, Series F	1,693,597	(1)(2)
35,860	Regency Centers Corporation, 6.625%, Series 6	941,325

		6,954,428

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — 1.8%
	BHP Billiton Limited:
$600,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	$580,500	(3)
$1,388,000	General Electric Company, 5.00%, Series D	1,410,555	*(1)(2)
37,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,203,546	*
7,828	Stanley Black & Decker, Inc., 5.75% 07/25/52	201,082	(1)

		5,395,683

	Total Preferred Securities (Cost $279,340,773)	274,832,605

Corporate Debt Securities — 5.2%
	Banking — 1.9%
$2,951,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	3,812,695	(1)(2)
48,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	1,162,502	(1)
20,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	557,500

		5,532,697

	Financial Services — 0.3%
25,046	Affiliated Managers Group, Inc., 6.375% 08/15/42	650,415
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	159,267	(4)(5)††
4,193	Raymond James Financial, 6.90% 03/15/42	113,342

		923,024

	Insurance — 1.3%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,743,667	(1)(2)

		3,743,667

	Energy — 0.3%
$940,000	Energy Transfer Partners LP, 8.25% 11/15/29	973,560	(1)(2)

		973,560

	Communication — 0.5%
63,400	Qwest Corporation, 7.375% 06/01/51	1,602,834	(1)(2)

		1,602,834

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — 0.9%
12,000	eBay, Inc., 6.00% 02/01/56	$298,200
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	2,462,400	(1)(2)

		2,760,600

	Total Corporate Debt Securities (Cost $13,246,715)	15,536,382

Common Stock — 0.1%
	Banking — 0.1%
13,500	CIT Group, Inc.	402,435	*

		402,435

	Total Common Stock (Cost $2,533,093)	402,435

Money Market Fund — 0.9%
	BlackRock Liquidity Funds:
2,592,225	T-Fund, Institutional Class	2,592,225

	Total Money Market Fund (Cost $2,592,225)	2,592,225

Total Investments (Cost $297,712,806***)	98.7%		293,363,647

Other Assets And Liabilities (Net)	1.3%		3,930,848

Total Managed Assets	100.0%	‡	$297,294,495

Loan Principal Balance	(104,800,000)

Total Net Assets Available To Common Stock	$192,494,495

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 29, 2016, these securities amounted to $64,683,954 or 21.8% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $187,998,169 at February 29, 2016.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $74,141,081 at February 29, 2016.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 29, 2016.
(6)	Represents the rate in effect as of the reporting date.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2015 through February 29, 2016 (Unaudited)

Value
OPERATIONS:
Net investment income	$3,791,381
Net realized gain/(loss) on investments sold during the period	256,010
Change in net unrealized appreciation/(depreciation) of investments	(9,198,709)

Net decrease in net assets resulting from operations	(5,151,318)

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(4,040,904)

Total Distributions to Common Stock Shareholders	(4,040,904)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	64,654

Net increase in net assets available to Common Stock resulting from Fund share transactions	64,654

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$(9,127,568)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$201,622,063
Net decrease in net assets during the period	(9,127,568)

End of period	$192,494,495

(1)

These tables summarize the three months ended February 29, 2016 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2015.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2015 through February 29, 2016 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.36

INVESTMENT OPERATIONS:
Net investment income	0.38
Net realized and unrealized gain/(loss) on investments.	(0.90)

Total from investment operations	(0.52)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.41)

Total distributions to Common Stock Shareholders	(0.41)

Net asset value, end of period	$19.43

Market value, end of period	$19.96

Common Stock shares outstanding, end of period	9,906,353

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.78	%*
Operating expenses including interest expense	2.05	%*
Operating expenses excluding interest expense	1.40	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	2	%**
Total managed assets, end of period (in 000’s)	$297,294
Ratio of operating expenses including interest expense to total managed assets	1.34	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.91	%*

(1)

These tables summarize the three months ended February 29, 2016 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2015.

*	Annualized.
**	Not annualized.
†	The net investment income ratio reflects income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2015	$0.1360	$20.16	$19.17	$19.26
January 29, 2016	0.1360	19.79	19.79	19.79
February 29, 2016	0.1360	19.43	19.96	19.43

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 29, 2016, the aggregate cost of securities for federal income tax purposes was $308,643,155, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $16,793,708 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $32,073,216.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 29, 2016 is as follows:

	Total Value at February 29, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$144,460,466	$116,586,371	$27,859,095	$15,000
Financial Services	3,220,456	3,220,456	—	—
Insurance	73,420,305	40,082,921	33,337,384	—
Utilities	33,942,130	8,271,180	25,670,950	—
Energy	7,439,137	564,375	6,874,762	—
Real Estate Investment Trust (REIT)	6,954,428	6,954,428	—	—
Miscellaneous Industries	5,395,683	2,192,137	3,203,546	—
Corporate Debt Securities
Banking	5,532,697	1,720,002	3,812,695	—
Financial Services	923,024	763,757	—	159,267
Insurance	3,743,667	—	3,743,667	—
Energy	973,560	—	973,560	—
Communication	1,602,834	1,602,834	—	—
Miscellaneous Industries	2,760,600	298,200	2,462,400	—
Common Stock
Banking	402,435	402,435	—	—
Money Market Fund	2,592,225	2,592,225	—	—

Total Investments	$293,363,647	$185,251,321	$107,938,059	$174,267

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/15	$164,342	$15,000	$149,342
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	9,925	—	9,925
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 02/29/16	$174,267	$15,000	$159,267

For the three months ended February 29, 2016, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $9,925.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/29/16	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00%-0.50% (0.15%)

Corporate Debt Securities (Financial Services)	159,267	Bankruptcy recovery	Credit/Structure-specific recovery	2%-5% (3.3%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

R. Eric Chadwick, , CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 29, 2016

www.preferredincome.com